Exhibit 99.1

Horizon Quantum Computing Pte. Ltd. and dMY Squared Technology Group, Inc. Announce
Confidential Submission of Draft Registration Statement on Form F-4 with the SEC

SINGAPORE AND LAS VEGAS, NV – October 22, 2025 – Horizon Quantum Computing Pte. Ltd. (“Horizon”), Rose Holdco Pte. Ltd. (“Holdco”) and dMY Squared Technology Group, Inc. (OTCQB: DMYY) (“dMY”) today announced that, in connection with the previously disclosed proposed business combination (the “Business Combination”) among Horizon, Holdco, dMY and the other parties thereto, Holdco and Horizon have confidentially submitted a draft registration statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”).

The Business Combination was initially announced on September 9, 2025, upon dMY, Holdco, Horizon and the other parties thereto entering into the business combination agreement (the “Business Combination Agreement”).

Subject to the completion of the SEC review process and satisfaction of customary closing conditions, including the approval of dMY’s and Horizon’s shareholders, Holdco’s Class A ordinary shares and warrants are expected to be listed on the Nasdaq Stock Market under the symbols “HQ” and “HQW” upon the closing of the transaction.

About Horizon

Horizon is developing a hardware-agnostic software platform that bridges the gaps between quantum hardware and applications. This platform makes quantum computing accessible to virtually any software developer, by removing the need for deep quantum expertise to develop applications and unleashing quantum’s potential.

Horizon was founded by Dr. Joseph Fitzsimons in 2018, a former professor with two decades of experience in quantum computing and computational complexity theory. Horizon’s leadership team also includes Dr. Si-Hui Tan, Chief Science Officer, who holds a Ph.D. in Physics from MIT and has been actively involved in quantum research for the same period.

About dMY

dMY Squared is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Holdco and Horizon will file a registration statement on Form F-4 relating to the Business Combination and certain other matters (the “Registration Statement”), which will include a preliminary proxy statement of dMY and a preliminary prospectus of Holdco with respect to the securities to be offered in the Business Combination. After the Registration Statement is declared effective, dMY will mail a definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the Business Combination. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at a special meeting of shareholders of dMY (the “Special Meeting”). This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. dMY, Holdco and Horizon may also file other documents with the SEC regarding the Business Combination. dMY’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about dMY, Horizon, Holdco, and the Business Combination. The documents filed by dMY, Holdco and Horizon with the SEC also may be obtained free of charge upon written request to dMY at dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

Horizon, Holdco and dMY and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of dMY’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of dMY’s directors and officers in dMY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 3, 2025 (the “dMY Annual Report”) or its Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 27, 2025 (the “dMY Quarterly Report”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to dMY’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the Business Combination when available. Information concerning the interests of Horizon’s, Holdco’s and dMY’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the Business Combination when it becomes available.

Disclaimer

Past performance by Horizon’s or dMY’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Horizon’s or dMY’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Horizon or dMY will, or are likely to, generate going forward.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” with respect to dMY, Holdco and Horizon. The expectations, estimates, and projections of the businesses of Horizon and dMY may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “anticipate,” “intend,” “may,” “will,” “could,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and are subject to, without limitation, (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the dMY Annual Report, dMY Quarterly Report, and Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by dMY, Holdco or Horizon; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond dMY’s, Holdco’s, or Horizon’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and dMY, Holdco, and Horizon therefore caution against placing undue reliance on any of these forward-looking statements.

Many of these factors are outside of the control of dMY, Holdco and Horizon and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the Business Combination Agreement; (3) the inability to complete the Business Combination, including due to the failure to obtain approval of the shareholders of Horizon and dMY or other conditions to closing the Business Combination; (4) changes to the structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) Horizon’s ability to scale and grow its business, and the advantages and expected growth of Horizon; (6) the cash position of Horizon following closing of the Business Combination; (7) the inability to obtain or maintain the listing of Holdco’s securities on the New York Stock Exchange, the NYSE American, or Nasdaq following the Business Combination; (8) the risk that the announcement and pendency of the Business Combination disrupts Horizon’s current plans and operations; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Holdco to grow and manage growth profitably and source and retain its key employees; (10) costs related to the Business Combination; (11) changes in applicable laws and regulations or political and economic developments; (12) the possibility that Horizon may be adversely affected by other economic, business and/or competitive factors; (13) Horizon’s estimates of expenses and profitability; (14) the amount of redemptions by dMY public shareholders; and (15) other risks and uncertainties included in the “Risk Factors” sections of the dMY Annual Report, dMY Quarterly Report, and the Registration Statement and other documents filed or to be filed with the SEC by Horizon, Holdco and dMY. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Horizon, Holdco and dMY do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor & Media Contacts

Katie Creaser, ICR

Katie.Creaser@icrinc.com

Brian Denyeau, ICR

Brian.Denyeau@icrinc.com

Yanina Blaclard, Horizon Quantum

yanina@horizonquantum.com

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